     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319
__________________________________________

Fort Dearborn Income Securities, Inc.

_______________________________________________________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
_______________________________________________________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas, 12th Floor
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1. Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Annual Report
September 30, 2009

Fort Dearborn Income Securities, Inc.

November 16, 2009

Dear shareholder,
We present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2009.

Performance
For the 12 months ended September 30, 2009, the Fund gained 25.29% on a net asset value basis, and 21.08% on a market price basis. Over the same period, the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a return of 16.12% on a net asset value basis, and 35.31% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), gained 20.66%.* (For more performance information, please refer to “Performance at a glance” on page 6.)

On an NAV basis, the Fund outperformed both its peer group as well as its benchmark during the reporting period. During the period, neither the Fund nor the Index used leverage, though some funds in its Lipper peer group may use leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV per share during the 12-month reporting period. During that time, the Fund’s average discount was 9.4%, which was greater than the median discount of 5.1% of its Lipper peer group over the same period, according to data provided by Lipper, Inc. As of September 30, 2009, the Fund was trading at a discount of 10.00%, while the median discount of its Lipper peer group was 4.6%.
Fort Dearborn Income
Securities, Inc.

Investment goal:
Current income consistent with
external interest rate conditions
and total return

Portfolio Manager:
Michael Dow
UBS Global Asset Management
(Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

* The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (formerly known as Lehman Brothers US Agency Index) (7+ years), 75% Barclays Capital US Credit Index (formerly knows as Lehman Brothers US Credit Index) (7+ years), 10% Barclays Capital US MBS Fixed Rate Index (formerly known as Lehman Brothers US MBS Fixed Rate Index) (all maturities) and 10% Barclays Capital US Treasury Index (formerly known as Lehman Brothers US Treasury Index) (7+ years). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Fort Dearborn Income Securities, Inc.

A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Michael Dow
Q.	Can you describe the economic environment during the reporting period?
A.	While economic growth in the US remained weak during much of the reporting period, the recession—considered to be the longest since the Great Depression—is likely to be over. Looking back, gross domestic product (“GDP”) declined 6.3% during the fourth quarter of 2008. The economy continued to contract during the first half of 2009, as first quarter GDP declined 6.4%. While the economy continued to struggle during the second quarter, it fell at a more modest pace, with GDP declining 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending.

After four consecutive quarters of negative GDP the estimate for third quarter 2009 GDP was a positive 3.5%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program, which included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program, which has since concluded.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets. In addition to flooding the financial system with billions of dollars since the recession began in December 2007, both the Fed and Treasury were actively involved in the acquisition and mergers of several storied financial institutions. The Treasury also oversaw the $700 billion Troubled Asset Relief Program (“TARP”) and introduced the Public-Private Partnership Investment Program (PPIP), the latter of which is seeking to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets.

The Fed reduced the fed funds rate on several occasions during the reporting period. When the period began, the fed funds rate was 2.00%. (The federal funds rate, or “fed funds” rate, is the rate that

Fort Dearborn Income Securities, Inc.

banks charge one another for funds they borrow on an overnight basis.) However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed moved into action in October 2008, as it cut the fed funds rates twice to 1.00%. Then, during its meeting on December 16, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low.

The Fed maintained this rate throughout the entire reporting period, and indicated at its September 2009 meeting that it expects to continue to do so, anticipating economic conditions that are “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the bond market perform during the reporting period?
A.	The US bond market as a whole generated strong results during the 12-month reporting period. After a lengthy period of heightened risk aversion, investors were gradually drawn to lower-quality, non-Treasury securities as the reporting period progressed. This followed signs that the government’s aggressive initiatives to stabilize the financial markets were succeeding, as well as due to optimism that positive economic growth would return later in 2009. In particular, lower-rated securities generated exceptional returns during the second half of the reporting period. During the 12 months ended September 30, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Bond Index, returned 10.56%.*

Q.	How did you manage the Fund’s duration during the reporting period?
A.	We kept the Fund’s duration, which measures a portfolio’s sensitivity to changes in interest rates, largely in line with that of its Index during the first half of the reporting period. We subsequently moved to a slightly longer duration than the Index. This enhanced the Fund’s performance during the reporting period as both short- and long-term rates declined.

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	We proactively managed the Fund’s portfolio as we sought to take advantage of what we believed to be pricing dislocations in the fixed income market.

• The Fund maintained a neutral duration relative to the Index throughout the reporting period. This positioning was due to the high level of uncertainty regarding the strength of the

* Formerly known as the Lehman Brothers US Aggregate Bond Index.

Fort Dearborn Income Securities, Inc.

economic recovery and the fact that interest rates remained in a narrow range during the period.

	•	The Fund maintained an underweight position to US Treasuries, favoring higher-yielding securities in the spread (that is, non-Treasury) sectors. During the initial part of the reporting period, this hurt relative returns, as Treasuries staged a sharp rally in late 2008. However, as risk aversion abated in 2009, the Fund’s underweight to Treasuries and overweight to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and corporate bonds paid off as these sectors of the market staged a sharp rebound.

	•	An overweight to CMBS and ABS produced mixed results. Early in the reporting period, the Fund’s minimal exposure to ABS backed by home equity loans was a small drag on performance as mortgage foreclosures and defaults moved sharply higher. However, the overall ABS sector rallied as the reporting period progressed. This was due, in part, to the market’s reaction to the Term Asset-Backed Securities Loan Facility (“TALF”), created to revive consumer lending by facilitating issuance of consumer and small business ABS.

	•	The Fund’s CMBS holdings fared poorly during the first part of the reporting period before outperforming in 2009. Despite initially underperforming, we continued to selectively add to the Fund’s exposure to AAA-rated CMBS during the period. We believed that these securities offered high-quality cash flows and that their long-term appreciation potential was compelling. In fact, recent government support from the Treasury’s Public-Private Partnership Investment Program has caused these securities to rally from their distressed levels. As a result, CMBS spreads—the difference between the yields paid on these securities versus those paid on US Treasury bonds—which had reached historically wide levels during the fourth quarter of 2008, tightened dramatically in the second and third quarters of 2009.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In our view, the key uncertainty remains the sustainability of the recent strength in economic activity. There are questions whether the current fiscal and monetary policy

Fort Dearborn Income Securities, Inc.

will provide an effective bridge to more robust consumer demand and stimulate increased investment in the US economy.

In our opinion, the impact of further government intervention in the asset, housing and financial markets on consumer and business confidence, as well as concerns regarding how involved government will be in major economic sectors such as health care and energy is likely to limit gains until fiscal and monetary policy becomes more clear.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Fort Dearborn Income Securities, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended September 30, 2009. The views and opinions in the letter were current as of November 16, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/09

Net asset value returns	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	25.29%	5.66%	6.97%

Lipper Corporate Debt Funds BBB-Rated median	16.12%	4.24%	6.12%

Market price returns

Fort Dearborn Income Securities, Inc.	21.08%	6.23%	7.29%

Lipper Corporate Debt Funds BBB-Rated median	35.31%	5.17%	7.38%

Index returns

Investment Grade Bond Index(1)	20.66%	5.29%	7.22%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1)	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (formerly known as Lehman Brothers US Agency Index) (7+ years), 75% Barclays Capital US Credit Index (formerly knows as Lehman Brothers US Credit Index) (7+ years),10% Barclays Capital US MBS Fixed Rate Index (formerly known as Lehman Brothers US MBS Fixed Rate Index) (all maturities) and 10% Barclays Capital US Treasury Index (formerly known as Lehman Brothers US Treasury Index) (7+ years). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics*	09/30/09	03/31/09	09/30/08

Net assets (mm)	$144.8	$124.1	$121.2

Weighted average maturity (yrs.)	17.9	18.0	15.9

Modified duration (yrs.)†	8.9	7.9	8.3

Credit quality**	09/30/09	03/31/09	09/30/08

AAA	17.8%	37.8%	40.0%

AA	8.9	7.2	8.0

A	36.6	29.8	24.5

BBB	33.6	22.7	23.6

BB	0.6	0.5	0.7

B	—	0.1	0.8

CCC and below	0.2	0.1	0.4

Non-rated	0.3	0.4	0.6

Cash equivalents	0.9	1.0	4.7

Other assets, less liabilities	1.1	0.4	(3.3)

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.
**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual holdings. S&P is an independent ratings agency.
†	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of September 30, 2009 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.88%
Automobiles	0.69
Beverages	0.53
Biotechnology	0.26
Building materials	0.17
Capital markets	3.63
Chemicals	1.70
Commercial banks	5.46
Commercial services & supplies	1.33
Communications equipment	0.87
Computers & peripherals	0.42
Construction materials	0.22
Consumer finance	0.39
Diversified financial services	7.47
Diversified telecommunication services	6.65
Electric utilities	6.37
Energy equipment & services	0.90
Food & staples retailing	2.52
Food products	0.69
Health care providers & services	1.15
Hotels, restaurants & leisure	0.22
Independent power producers & energy traders	1.37
Insurance	3.55
Machinery	0.41
Media	4.79
Metals & mining	0.70
Multiline retail	0.46
Multi-utilities	0.72
Office electronics	0.39
Oil, gas & consumable fuels	6.84
Paper & forest products	0.17
Pharmaceuticals	2.74
Real estate investment trusts (REITs)	0.73
Road & rail	1.64
Software	0.65
Tobacco	1.72
Wireless telecommunication services	0.48

Total corporate bonds	69.88

Asset-backed securities	4.41
Commercial mortgage-backed securities	9.11

Fort Dearborn Income Securities, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of September 30, 2009 (unaudited)

Bonds (concluded)
Mortgage & agency debt securities	6.04%
Municipal bonds	4.20
US government obligations	2.05
Non US-government obligations	2.31

Total bonds	98.00
Preferred stock	0.02
Short-term investment	0.91

Total investments	98.93
Cash and other assets, less liabilities	1.07

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—98.00%

Corporate bonds—69.88%

Australia—0.24%
BHP Billiton Finance USA Ltd.,
6.500%, due 04/01/19	$305,000	$353,862

Bermuda—0.15%
Ingersoll-Rand Global Holding Co., Ltd.,
9.500%, due 04/15/14	185,000	218,601

Canada—2.85%
Anadarko Finance Co.,
Series B,
7.500%, due 05/01/31	490,000	542,126

Barrick Gold Corp.,
6.950%, due 04/01/19	180,000	210,732

Canadian National Railway Co.,
6.375%, due 11/15/37	625,000	743,381

6.900%, due 07/15/28	285,000	343,418

Canadian Natural Resources Ltd.,
6.750%, due 02/01/39	415,000	467,091

Cenovus Energy, Inc.,
4.500%, due 09/15/14(1)	420,000	429,138

EnCana Corp.,
6.500%, due 05/15/19	440,000	488,468

Potash Corp of Saskatchewan, Inc.,
6.500%, due 05/15/19	275,000	308,187

TransCanada Pipelines Ltd.,
7.125%, due 01/15/19	500,000	589,909

Total Canada corporate bonds		4,122,450

Cayman Islands—0.90%
Transocean, Inc.,
6.800%, due 03/15/38	535,000	612,447

7.500%, due 04/15/31	575,000	686,319

Total Cayman Islands corporate bonds		1,298,766

Finland—0.23%
Nokia OYJ,
5.375%, due 05/15/19	315,000	335,285

France—0.40%
Electricite de France,
6.950%, due 01/26/39(1)	465,000	576,115

10

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Luxembourg—1.17%
Enel Finance International SA,
6.000%, due 10/07/39(1)	$365,000	$363,040

Holcim US Finance Sarl & Cie SCS,
6.000%, due 12/30/19(1)	250,000	253,042

Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	1,083,099

Total Luxembourg corporate bonds		1,699,181

Malaysia—0.12%
Petronas Capital Ltd.,
5.250%, due 08/12/19(1)	175,000	177,109

Netherlands—1.40%
Deutsche Telekom International Finance BV,
6.750%, due 08/20/18	520,000	582,210

E. ON International Finance BV,
6.650%, due 04/30/38(1)	725,000	848,007

Shell International Finance BV,
6.375%, due 12/15/38	500,000	593,727

Total Netherlands corporate bonds		2,023,944

Qatar—0.36%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)	455,000	520,175

Spain—0.34%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	440,000	485,720

Switzerland—0.63%
Credit Suisse,
6.000%, due 02/15/18	865,000	905,617

United Kingdom—2.19%
Abbey National PLC,
7.950%, due 10/26/29	550,000	575,481

Anglo American Capital PLC,
9.375%, due 04/08/19(1)	370,000	449,550

AstraZeneca PLC,
6.450%, due 09/15/37	470,000	553,014

Barclays Bank PLC,
6.750%, due 05/22/19	385,000	430,597

11

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United Kingdom—(concluded)
British Telecommunications PLC,
9.625%, due 12/15/30	$365,000	$467,592

Vodafone Group PLC,
5.450%, due 06/10/19	325,000	338,395

6.150%, due 02/27/37	340,000	363,575

Total United Kingdom corporate bonds		3,178,204

United States—58.90%
Alabama Power Co.,
6.000%, due 03/01/39	310,000	347,184

Allergan, Inc.,
5.750%, due 04/01/16	675,000	723,559

Allstate Corp.,
5.350%, due 06/01/33	575,000	559,904

Alltel Corp.,
7.875%, due 07/01/32	300,000	369,306

Altria Group, Inc.,
9.700%, due 11/10/18	460,000	571,346

9.950%, due 11/10/38	175,000	237,929

American Express Credit Corp.,
5.125%, due 08/25/14	1,000,000	1,034,417

American International Group, Inc., MTN,
5.850%, due 01/16/18	800,000	579,206

Amgen, Inc.,
6.400%, due 02/01/39	325,000	372,537

Anadarko Petroleum Corp.,
6.450%, due 09/15/36	375,000	387,185

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	435,708

Apache Corp.,
6.000%, due 01/15/37	575,000	639,796

Appalachian Power Co.,
7.950%, due 01/15/20	495,000	601,867

Archer-Daniels-Midland Co.,
7.000%, due 02/01/31	300,000	349,797

AT&T, Inc.,
6.500%, due 09/01/37	1,475,000	1,584,898

6.550%, due 02/15/39	1,030,000	1,122,949

12

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
AXA Financial, Inc.,
7.000%, due 04/01/28	$165,000	$144,969

BAE Systems Holdings, Inc.,
6.375%, due 06/01/19(1)	355,000	391,711

Bank of America Corp.,
5.420%, due 03/15/17	2,200,000	2,102,008

Bank of America N.A.,
6.000%, due 10/15/36	500,000	492,756

Bear Stearns Cos. LLC,
7.250%, due 02/01/18	1,310,000	1,496,075

Boeing Co.,
4.875%, due 02/15/20	540,000	557,026

5.000%, due 03/15/14	300,000	327,135

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	350,000	387,383

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	250,000	286,703

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	745,000	865,555

Capital One Bank USA N.A.,
8.800%, due 07/15/19	375,000	433,485

Capital One Financial Corp.,
7.375%, due 05/23/14	500,000	558,007

Caterpillar Financial Services Corp., MTN,
5.450%, due 04/15/18	340,000	353,174

CenterPoint Energy Resources Corp., MTN,
6.000%, due 05/15/18	285,000	296,454

CenturyTel, Inc.,
Series P,
7.600%, due 09/15/39	200,000	199,307

Cisco Systems, Inc.,
5.900%, due 02/15/39	655,000	709,020

Citigroup, Inc.,
6.125%, due 05/15/18	700,000	689,250

8.125%, due 07/15/39	1,775,000	1,986,915

13

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Comcast Corp.,
6.950%, due 08/15/37	$2,250,000	$2,511,365

ConocoPhillips,
6.500%, due 02/01/39	1,040,000	1,198,855

Consolidated Edison Co. of New York, Inc.,
7.125%, due 12/01/18	400,000	474,447

CRH America, Inc.,
6.000%, due 09/30/16	310,000	317,801

CVS Caremark Corp.,
6.125%, due 09/15/39	425,000	432,320

6.250%, due 06/01/27	500,000	531,463

Daimler Finance North America LLC,
8.500%, due 01/18/31	845,000	999,862

DCP Midstream LLC,
9.750%, due 03/15/19(1)	170,000	203,086

DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.875%, due 10/01/19(1)	700,000	695,625

Dominion Resources, Inc.,
Series B,
5.950%, due 06/15/35	495,000	520,560

Dow Chemical Co.,
8.550%, due 05/15/19	250,000	281,036

DTE Energy Co.,
6.350%, due 06/01/16	500,000	514,708

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	395,167

Enterprise Products Operating LLC,
6.125%, due 10/15/39	500,000	505,175

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	440,000	411,888

8.000%, due 01/15/11(1)	475,000	497,965

Exelon Generation Co. LLC,
5.350%, due 01/15/14	130,000	137,510

FirstEnergy Solutions Corp.,
6.800%, due 08/15/39(1)	625,000	662,463

Florida Power Corp.,
6.350%, due 09/15/37	215,000	252,313

14

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
General Electric Capital Corp., MTN,
5.875%, due 01/14/38	$1,745,000	$1,600,305

6.875%, due 01/10/39	745,000	780,261

GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	600,000	707,339

GMAC Inc.,
6.875%, due 09/15/11(1)	202,000	190,890

Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	1,026,000	1,079,263

6.750%, due 10/01/37	1,070,000	1,104,273

Harris Corp.,
6.375%, due 06/15/19	200,000	220,742

Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	590,000	481,820

Hewlett-Packard Co.,
4.750%, due 06/02/14	570,000	611,761

HJ Heinz Finance Co.,
7.125%, due 08/01/39(1)	150,000	177,537

HSBC Bank USA N.A.,
5.625%, due 08/15/35	855,000	853,346

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	870,610

Illinois Tool Works, Inc.,
6.250%, due 04/01/19	325,000	370,987

International Lease Finance Corp., MTN,
6.625%, due 11/15/13	140,000	111,009

International Paper Co.,
7.500%, due 08/15/21	235,000	248,998

JP Morgan Chase Capital XXV,
Series Y,
6.800%, due 10/01/37	1,100,000	1,107,003

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	900,000	848,696

Kraft Foods, Inc.,
6.875%, due 01/26/39	440,000	483,667

15

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Kroger Co.,
6.900%, due 04/15/38	$650,000	$773,867

Lehman Brothers Holdings, Inc., MTN,
6.750%, due 12/28/17(2)	585,000	58

6.875%, due 05/02/18(2)	785,000	139,337

Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39(1)	275,000	337,021

McDonald’s Corp., MTN,
6.300%, due 03/01/38	275,000	321,905

Merck & Co., Inc.,
6.400%, due 03/01/28	520,000	608,395

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	391,657

MTN, 6.875%, due 04/25/18	365,000	383,869

Metlife Inc.,
Series A,
6.817%, due 08/15/18	665,000	740,146

MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	685,000	722,530

Morgan Stanley,
MTN, 5.625%, due 09/23/19	600,000	589,979

MTN, 6.625%, due 04/01/18	1,075,000	1,136,730

7.250%, due 04/01/32	355,000	411,810

Mosaic Co.,
7.375%, due 12/01/14(1)	950,000	1,008,364

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	211,611

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31(1)	400,000	382,370

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	420,000	556,358

News America, Inc.,
6.200%, due 12/15/34	695,000	683,795

6.900%, due 08/15/39(1)	350,000	372,604

Nisource Finance Corp.,
10.750%, due 03/15/16	605,000	711,300

16

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Norfolk Southern Corp.,
5.590%, due 05/17/25	$200,000	$206,340

Nustar Logistics,
7.650%, due 04/15/18	575,000	623,230

Oncor Electric Delivery Co.,
6.800%, due 09/01/18	425,000	489,012

ONEOK Partners LP,
8.625%, due 03/01/19	440,000	525,250

Oracle Corp.,
6.125%, due 07/08/39	265,000	298,390

6.500%, due 04/15/38	550,000	637,523

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	600,698

8.250%, due 10/15/18	275,000	349,428

Pacific Life Insurance Co.,
9.250%, due 06/15/39(1)	350,000	401,327

Pemex Project Funding Master Trust,
5.750%, due 03/01/18	685,000	677,294

PepsiCo, Inc.,
7.900%, due 11/01/18	260,000	328,307

Pfizer, Inc.,
6.200%, due 03/15/19	305,000	343,777

Philip Morris International, Inc.,
5.650%, due 05/16/18	1,200,000	1,277,299

Principal Financial Group, Inc.,
8.875%, due 05/15/19	295,000	353,457

Progressive Corp.,
6.250%, due 12/01/32	275,000	292,568

ProLogis,
5.625%, due 11/15/15	825,000	749,687

Prudential Financial, Inc., MTN, Series C,
5.400%, due 06/13/35	425,000	354,501

PSEG Power LLC,
8.625%, due 04/15/31	695,000	940,031

Reynolds American, Inc.,
7.250%, due 06/15/37	425,000	420,927

17

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Safeway, Inc.,
7.450%, due 09/15/27	$725,000	$852,831

San Diego Gas & Electric Co.,
Series FFF,
6.125%, due 09/15/37	450,000	522,078

Schering-Plough Corp.,
6.550%, due 09/15/37	525,000	636,895

Simon Property Group LP,
5.375%, due 06/01/11	300,000	309,150

Southern California Edison Co.,
6.050%, due 03/15/39	375,000	432,207

Sprint Capital Corp.,
6.875%, due 11/15/28	1,035,000	864,225

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	295,000	278,346

Target Corp.,
6.500%, due 10/15/37	290,000	324,468

7.000%, due 07/15/31	305,000	343,859

Tennessee Valley Authority,
6.150%, due 01/15/38	1,675,000	1,979,887

Time Warner Cable, Inc.,
6.550%, due 05/01/37	305,000	324,080

7.300%, due 07/01/38	600,000	692,526

8.750%, due 02/14/19	410,000	505,091

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	1,154,362

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	398,381

Union Electric Co.,
6.700%, due 02/01/19	340,000	383,728

Union Pacific Corp.,
7.875%, due 01/15/19	180,000	223,170

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	865,000	954,816

18

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Valero Energy Corp.,
6.625%, due 06/15/37	$360,000	$321,506

7.500%, due 04/15/32	400,000	397,835

Verizon Communications, Inc.,
6.900%, due 04/15/38	520,000	592,211

Verizon New York, Inc.,
Series B,
7.375%, due 04/01/32	1,085,000	1,189,707

Wachovia Bank N.A.,
5.850%, due 02/01/37	1,175,000	1,136,535

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	1,050,399

Washington Mutual Bank,
5.500%, due 01/15/13(2),(3)	750,000	1,875

Washington Mutual Preferred
Funding LLC,
9.750%, due 12/15/17(2),(3),(4),(5),(6)	1,300,000	13,000

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	744,557

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	704,927

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	750,000	761,263

Wells Fargo Capital XIII, GMTN,
7.700%, due 03/26/13(5),(6)	500,000	440,000

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	231,112

Xerox Corp.,
6.350%, due 05/15/18	540,000	561,387

Total United States corporate bonds		85,265,803

Total corporate bonds (cost—$96,555,750)		101,160,832

19

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—4.41%

United States—4.41%
American Express Credit Account Master Trust,
Series 2006-1, Class C,
0.523%, due 12/15/13(1),(6)	$850,000	$815,637

Series 2007-6, Class C,
0.633%, due 01/15/13(1),(6)	925,000	909,148

Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.446%, due 08/25/35(6)	169,424	142,114

Asset Backed Funding Certificates,
Series 2006-OPT3, Class A3A,
0.306%, due 11/25/36(6)	166,221	162,513

Bank of America Credit Card Trust,
Series 2007-B1, Class B1,
0.323%, due 06/15/12(6)	850,000	845,879

Citibank Credit Card Issuance Trust,
Series 2006-C4, Class C4,
0.474%, due 01/09/12(6)	300,000	296,988

Series 2003-C4, Class C4,
5.000%, due 06/10/15	450,000	440,801

Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	448,295

MBNA Credit Card Master Note Trust,
Series 2006-B1, Class B1,
0.463%, due 07/15/15(6)	500,000	459,033

Series 2004-B1, Class B1,
4.450%, due 08/15/16	500,000	484,930

Series 2002-C1, Class C1,
6.800%, due 07/15/14	725,000	756,900

MBNA Master Credit Card Trust,
Series 2001-B, Class C,
7.250%, due 08/15/13(1)	300,000	310,061

Small Business Administration,
Series 2004-P10B, Class 1,
4.754%, due 08/10/14	280,417	291,242

Structured Asset Investment Loan Trust,
Series 2005-7, Class A4,
0.436%, due 08/25/35(6)	24,578	24,330

Total asset-backed securities (cost—$5,775,441)		6,387,871

20

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—9.11%

United States—9.11%
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A2,
5.309%, due 10/10/45	$975,000	$974,628

Series 2006-6, Class A4,
5.356%, due 10/10/45	1,125,000	957,645

Series 2007-3, Class A2,
5.658%, due 06/10/49(6)	800,000	799,343

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.700%, due 12/10/49(6)	1,775,000	1,267,458

Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD2, Class A4,
5.363%, due 01/15/46(6)	625,000	582,219

Series 2006-CD3, Class A2,
5.560%, due 10/15/48	500,000	502,084

Commercial Mortgage Pass Through Certificates,
Series 2006-CN2A, Class A2FX,
5.449%, due 02/05/19(1)	625,000	612,279

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A2,
5.381%, due 03/10/39	975,000	968,262

Series 2007-GG9, Class A4,
5.444%, due 03/10/39	1,000,000	886,213

Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,100,000	793,128

GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A2,
5.479%, due 11/10/39	320,000	318,530

Series 2006-GG6, Class A2,
5.506%, due 04/10/38(6)	350,000	352,418

Series 2007-GG10, Class A2,
5.778%, due 08/10/45(6)	575,000	576,805

Series 2007-GG10, Class A4,
5.805%, due 08/10/45(6)	2,610,000	2,157,080

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class AM,
5.466%, due 01/15/45(6)	925,000	684,348

21

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)
Series 2006-C27, Class A2,
5.624%, due 07/15/45	$750,000	$752,908

Total commercial mortgage-backed securities (cost—$11,327,881)		13,185,348

Mortgage & agency debt securities—6.04%

United States—6.04%
Federal Home Loan Mortgage Corp.,†
3.750%, due 03/27/19	3,500,000	3,501,708

5.000%, due 01/30/14	30,000	32,908

Federal Home Loan Mortgage Corp. Gold Pools,†
#E01127,
6.500%, due 02/01/17	96,663	103,915

Federal National Mortgage Association Pools,†
#688066,
5.500%, due 03/01/33	279,801	296,152

#793666,
5.500%, due 09/01/34	1,487,340	1,565,522

#802481,
5.500%, due 11/01/34	258,617	273,902

#596124,
6.000%, due 11/01/28	192,643	205,033

#253824,
7.000%, due 03/01/31	89,736	99,096

Federal National Mortgage Association REMIC,†
Series 1993-106, Class Z,
7.000%, due 06/25/13	34,264	36,666

Government National Mortgage Association Pools,
#701813,
4.500%, due 04/15/39	741,067	753,573

#781029,
6.500%, due 05/15/29	56,474	61,052

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	916,580

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M2,
6.000%, due 07/25/36	765,131	5,053

22

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	$897,135	$893,490

Total mortgage & agency debt securities (cost—$9,711,214)		8,744,650

Municipal bonds—4.20%

California—0.43%
State of California General Obligation Bonds,
7.550%, due 04/01/39	365,000	407,227

University of California Revenue Bonds,
5.770%, due 05/15/43	195,000	209,385

		616,612

Illinois—1.52%
Illinois State Taxable Pension,
5.100%, due 06/01/33	2,350,000	2,201,621

New Jersey—2.25%
New Jersey Economic Development Authority Revenue Bonds, Series B,
10.353%, due 02/15/18(7)	5,000,000	3,080,650

New Jersey State Turnpike Authority Revenue Bonds,
7.414%, due 01/01/40	140,000	173,205

		3,253,855

Total municipal bonds (cost—$5,570,827)		6,072,088

US government obligations—2.05%
US Treasury Bonds,
4.250%, due 05/15/39	895,000	925,905

US Treasury Inflation Indexed Notes (TIPS),
1.625%, due 01/15/15	1,500,000	1,723,450

US Treasury Notes,
3.625%, due 08/15/19	315,000	323,318

Total US government obligations (cost—$2,944,133)		2,972,673

Non US-government obligations—2.31%

Brazil—0.82%
Brazilian Government International Bond,
8.250%, due 01/20/34	900,000	1,186,650

23

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

	Face
Security description	amount	Value

Bonds—(concluded)

Non US-government obligations—(concluded)

Mexico—1.39%
United Mexican States,
MTN, Series A,6.750%, due 09/27/34	$890,000	$979,000

MTN, 8.300%, due 08/15/31	800,000	1,031,040

		2,010,040

Poland—0.10%
Republic of Poland,
6.375%, due 07/15/19	135,000	151,011

Total non US-government obligations (cost—$2,795,774)		3,347,701

Total bonds (cost—$134,681,020)		141,871,163

	Shares

Preferred stock—0.02%

United States—0.02%
Preferred Blocker, Inc.,
7.000%(1),(8) (cost—$34,713)	42	24,424

	Units

Short-term investment—0.91%

UBS Cash Management Prime Relationship Fund,
0.204%(9),(10) (cost—$1,324,178)	1,324,178	1,324,178

Total investments—98.93% (cost—$136,039,911)		143,219,765

Cash and other assets, less liabilities—1.07%		1,553,517

Net assets—100.00%		$144,773,282

24

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

Notes to portfolio of investments
For federal income tax purposes the tax cost of investments and the components of net unrealized appreciation of investments at September 30, 2009 were as follows:

Tax cost of investments	$136,041,062

Gross unrealized appreciation	11,988,090

Gross unrealized depreciation	(4,809,387)

Net unrealized appreciation of investments	$7,178,703

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $12,020,576 or 8.30% of net assets.
(2)	Security is in default.
(3)	Security is illiquid. At September 30, 2009, the value of these securities amounted to $14,875 or 0.01% of net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of September 30, 2009, is considered illiquid and restricted. (See restricted security table below for more information.)

					09/30/09
			Acquisition		Market
			cost as a	09/30/09	value as a
Restricted	Acquisition	Acquisition	percentage	Market	percentage
Security	dates	cost	of net assets	value	of net assets

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	$614,225	0.42%	$6,000	0.00	%(a)

9.750%, due 12/15/17	10/25/07	592,000	0.41	6,000	0.00	(a)

9.750%, due 12/15/17	11/02/07	93,500	0.07	1,000	0.00	(a)

		$1,299,725	0.90%	$13,000	0.01%

(a) Amount represents less than 0.005%.
(5)	Perpetual bond security. The maturity date reflects the next call date.
(6)	Floating rate security—The interest rates shown are the current rates as of September 30, 2009.
(7)	Rate shown reflects annualized yield at September 30, 2009 on zero coupon bond.

25

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

(8)	Security is a multi-coupon preferred stock that had a coupon reset date of January 16, 2009 of 7.000% fixed until its end date of December 31, 2049. This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.
(9)	The rate shown reflects the yield at September 30, 2009.
(10)	The table below details the Fund’s investments in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

					Income earned
		Purchases	Sales		from affiliate
		during the	during the		for the year
Security	Value at	year ended	year ended	Value at	ended
description	09/30/08	09/30/09	09/30/09	09/30/09	09/30/09

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$5,707,328	$38,920,488	$44,627,816	$—	$34,683

UBS Cash
Management Prime
Relationship Fund	—	30,704,898	29,380,720	1,324,178	4,105

GMAC	General Motors Acceptance Corp.
GMTN	Global medium term note
GS	Goldman Sachs
GSR	Goldman Sachs Residential
MTN	Medium term note
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

26

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2009

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments:

Measurements at 09/30/09

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$101,145,957	$14,875	$101,160,832

Asset-backed securities	—	6,387,871	—	6,387,871

Commercial
mortgage-backed
securities	—	13,185,348	—	13,185,348

Mortgage & agency
debt securities	—	8,744,650	—	8,744,650

Municipal bonds	—	6,072,088	—	6,072,088

US government
obligations	—	2,972,673	—	2,972,673

Non-US government
obligations	—	3,347,701	—	3,347,701

Preferred stock	—	24,424	—	24,424

Short-term investment	—	1,324,178	—	1,324,178

Total	$—	$143,204,890	$14,875	$143,219,765

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total

Assets
Beginning balance	$0	$0

Total gains or losses (realized/unrealized) included in earnings(a)	0	0

Purchases, sales, issuances, and settlements (net)	0	0

Transfers in and/or out of Level 3	14,875	14,875

Ending balance	$14,875	$14,875

The amount of total gains or losses for the period included
in earnings attributable to the change in unrealized gains or
losses relating to investments still held at 09/30/09.	$12,313	$12,313

(a) Does not include unrealized gains of $12,313 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

27

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—September 30, 2009

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$134,715,733)	$141,895,587

Investments in affiliated issuers, at value (cost—$1,324,178)	1,324,178

Total investments (cost—$136,039,911)	143,219,765

Interest receivable	1,860,933

Receivable for investments sold	3,310,347

Other assets	7,528

Total assets	148,398,573

Liabilities:
Payable for investments purchased	3,211,541

Payable for investment advisory fees	316,343

Payable for directors’ fees	5,063

Accrued expenses and other liabilities	92,344

Total liabilities	3,625,291

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized;
8,775,665 shares issued and outstanding	135,116,083

Undistributed net investment income	2,777,286

Accumulated net realized loss from investment activities	(299,941)
Net unrealized appreciation on investments	7,179,854

Net assets	$144,773,282

Net asset value per share	$16.50

See accompanying notes to financial statements

28

Fort Dearborn Income Securities, Inc.

Statement of operations

For the year ended
September 30, 2009

Investment income:
Interest	$7,908,756

Dividends	1,891

Affiliated interest	38,788

Total investment income	7,949,435

Expenses:
Investment advisory fees	612,578

Professional fees	186,718

Reports and notices to shareholders	122,342

Custody and accounting fees	55,630

Transfer agency fees	45,559

Listing fees	23,684

Directors’ fees	18,456

Franchise taxes	9,121

Insurance expense	6,697

Other expenses	6,674

Total expenses	1,087,459

Net investment income	6,861,976

Realized and unrealized gains/(losses) from investment activities:
Net realized loss from investment activities	(210,813)

Net change in unrealized appreciation/depreciation of investments	23,263,036

Net realized and unrealized gain from investment activities	23,052,223

Net increase in net assets resulting from operations	$29,914,199

See accompanying notes to financial statements

29

Fort Dearborn Income Securities, Inc.

Statements of changes in net assets

	For the years ended September 30,

	2009	2008

From operations:
Net investment income	$6,861,976	$7,432,083

Net realized gain/(loss) from investment activities	(210,813)	1,498,471

Net change in unrealized appreciation/(depreciation) of investments	23,263,036	(17,499,626)

Net increase/(decrease) in net assets resulting from operations	29,914,199	(8,569,072)

Dividends and distributions to shareholders from:
Net investment income	(6,230,722)	(7,020,532)

Net realized gains	(87,757)	(831,056)

Total dividends and distributions to shareholders	(6,318,479)	(7,851,588)

Net increase/(decrease) in net assets	23,595,720	(16,420,660)

Net assets:
Beginning of year	121,177,562	137,598,222

End of year (including undistributed net investment
income of $2,777,286 and $957,576, respectively)	$144,773,282	$121,177,562

See accompanying notes to financial statements

30

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding through each year is presented below:

	For the years ended September 30,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$13.81	$15.68	$15.80	$16.23	$16.48

Net investment income(1)	0.78	0.85	0.82	0.81	0.80

Net realized and unrealized gains/
(losses) from investment activities	2.63	(1.83)	(0.14)	(0.28)	(0.12)

Net increase/(decrease) from
investment operations	3.41	(0.98)	0.68	0.53	0.68

Dividends from net
investment income	(0.71)	(0.80)	(0.80)	(0.82)	(0.82)

Distributions from net realized gains	(0.01)	(0.09)	—	(0.14)	(0.11)

Total dividends and distributions	(0.72)	(0.89)	(0.80)	(0.96)	(0.93)

Net asset value, end of year	$16.50	$13.81	$15.68	$15.80	$16.23

Market price per share, end of year	$14.85	$12.92	$13.86	$14.04	$14.74

Total net asset value return(2)	25.29%	(6.60)%	4.40%	3.46%	4.17%

Total market price return(3)	21.08%	(0.62)%	4.31%	2.01%	5.68%

Ratios/supplemental data:
Net assets, end of year (in millions)	$144.8	$121.2	$137.6	$138.7	$142.5

Ratio of expenses to average net assets	0.85%	0.72%	0.77%	0.74%	0.74%

Ratio of net investment income
to average net assets	5.35%	5.45%	5.20%	5.19%	4.81%

Portfolio turnover	117%	185%	130%	93%	78%

Number of shares outstanding
at end of year (in thousands)	8,776	8,776	8,776	8,776	8,776

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
See accompanying notes to financial statements

31

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changes the disclosure requirements for derivative instruments and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At September 30, 2009, the Fund did not hold any TBA securities.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

Capital stock
At September 30, 2009, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2009, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2009, the Fund owed UBS Global AM $316,343 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2009, were as follows: debt securities, excluding short-term securities and US government debt obligations, $121,154,657 and $100,372,248, respectively; and US government debt obligations, $26,666,289 and $48,545,105, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary income	$6,231,135	$7,020,532

Net long-term capital gains	87,344	831,056

	$6,318,479	$7,851,588

38

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2009

At September 30, 2009, the components of accumulated earnings/(deficit) on tax basis were as follows:

Undistributed ordinary income	$4,255,579

Accumulated capital and other losses	(1,777,083)

Net unrealized appreciation of investments	7,178,703

Total accumulated earnings	$9,657,199

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2009, the Fund’s accumulated undistributed net investment income was increased by $1,188,456, and accumulated net realized gain from investment activities was decreased by $1,184,406, and capital stock was decreased by $4,050. These differences are primarily due to paydown losses and reclassification of dividends.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended September 30, 2009, the Fund incurred, and elected to defer, $1,777,083 of net realized capital losses.

As of and during the year ended September 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Events after the date of the Statement of assets and liabilities are evaluated through November 25, 2009 the date of issuance of the financial statements. The Fund had no material subsequent events that occurred between the date of the Statement of assets and liabilities through November 25, 2009 that required disclosure in the financial statements.

Fort Dearborn Income Securities, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 25, 2009

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of June 30, 2009, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $547 billion in assets under management worldwide as of June 30, 2009.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: http://www.ubs.com/ubsglobalam-proxy or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 1 and 2, 2009 (the “Meeting”), the Board, consisting entirely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2009, June 1, 2009 and June 2, 2009, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance appeared in the top performance quintile for all periods presented. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund fees and expenses—When considering the fees and expenses borne by the Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services,

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee rate was lower than the median of the Fund’s Lipper expense group and that total expenses for the Fund were in the second quintile of its expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was reasonable. The Advisor also explained to the Board the reasons for the decrease in profitability of the Fund from last calendar year to this calendar year. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that as a closed-end fund, which does not continuously offer its shares, asset growth will primarily result from market appreciation, which benefits its shareholders. The Board also noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the closed-end structure of the Fund, the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

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Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information

The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal

Non-interested Directors
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Adela Cepeda; 51 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

Frank K. Reilly; 73 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Director	Since 1993	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).

Edward M. Roob; 75 UBS Global AM One North Wacker Drive Chicago, Illinois 60606	Director	Since 1993	Mr. Roob is retired (since 1993).

J. Mikesell Thomas; 58 1353 Astor Place Chicago, Illinois 60610	Director	Since 2002	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since July 2008), President and CEO of First Chicago Bancorp (since November 2008) and CEO of First Chicago Bank & Trust (since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001–2004).

50

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and was mailed to shareholders on or about October 16, 2008.

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), director of the Consulting Group Capital Market Funds (11 portfolios) and director of Amalgamated Bank of Chicago.

Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem.

51

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

52

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global Asset Management (Americas), Inc. (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

53

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since March 2008) and a senior manager (since 2004) (prior to which she was an associate director) (since 2000) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

54

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

55

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

56

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

57

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.
*	This person’s business address is 1285 Avenue of the Americas New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

58

Fort Dearborn Income Securities, Inc.

New York Stock Exchange certifications (unaudited)

Fort Dearborn Income Securities, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on December 22, 2008 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Adela Cepeda	Edward M. Roob
Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 All rights reserved. UBS Global Asset Management (Americas) Inc.

          UBS Global Asset Management (Americas) Inc.
          1285 Avenue of the Americas
          New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:
For the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $36,800 and $35,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees:
In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2009 and 2008 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c) Tax Fees:
In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,450 and $4,440, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and FIN 48 review.
There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2009 and September 30, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment advisor or to any entity that controls, is controlled by or is under common control with the Fund’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Fund when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor or any advisor affiliate that provides on- going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate fees billed by E&Y of $138,950 and $211,849, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008

Covered Services	$6,950	$6,940

Non-Covered Services	132,000	204,909

(h) The registrant’s audit committee was not required to consider whether the provision of non- audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas and Ms. Cepeda.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions, without charge, online on the Fund’s website (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the nonexecutive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(2)	(i)	Portfolio Manager

			Michael Dow
(a)	(2)	(ii)
			(A) Registered Management Investment Companies

			The portfolio manager is responsible for 7 Registered Management Investment Companies totaling approximately $1 Billion.

(a)	(2)	(ii)	(B) Other Pooled Investment Vehicles

			The Portfolio Manager is responsible for 15 additional Other Pooled Investment Companies totaling approximately $5 Billion.

(a)	(2)	(ii)	(C) Other accounts

			The Portfolio Manager is responsible for 26 additional accounts totaling approximately $6 Billion.

(a)	(2)	(iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

			None

Portfolio Manager Biography

Michael Dow is the Head of US Long Duration at UBS Global Asset Management. Mr. Dow has been an Executive Director of UBS Global Asset Management and portfolio manager of the Fund since 2008.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has three basic components – a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:

•	The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.
•	Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual’s contribution (financial and non-financial) to UBS Global Asset Management’s business results and the performance of the individual’s respective function, UBS Global Asset Management and UBS. As its name implies, this can be variable.
•	Variable equity – Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS Global Asset Management believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.

UBS Global Asset Management strongly believes that tying portfolio managers’ variable cash compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable cash compensation available generally will depend on the firm’s overall profitability. The allocation of the variable cash compensation pool to each portfolio manager is based on an equal weighting of their investment performance (relative to the Funds’ benchmarks) for all the funds they manage. In the case of the Fund, the relevant benchmark is the Investment Grade Bond Index, an unmanaged index compiled by UBS Global Asset Management, constructed as follows: 5% Barclays Capital US Agency Index, 75% Barclays Capital US Credit Index, 10% Barclays Capital US MBS Fixed Rate Index and 10% Barclays Capital US Treasury Index. The portfolio manager’s investment performance over one-, two- and three-year periods to the latest year end is taken into account and this has the effect of placing greater emphasis on the performance for the most recent year (as their one-year performance impacts their two- and three-year annualized results) while keeping the longer-term performance in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five-year timescale. Further, the delivery of variable cash compensation is subject to a number of deferral mechanisms including investment in UBS shares.

For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX 99 CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 25, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	November 25, 2009